ENERGIZER  DEFERRED  COMPENSATION  PLAN
MARCH  30,  2000



                               March  30,  2000

PERSONAL  AND  CONFIDENTIAL


TO:     PARTICIPANTS  IN THE ENERGIZER HOLDINGS, INC. DEFERRED COMPENSATION PLAN
FOR  KEY  EMPLOYEES

The Energizer Holdings, Inc. Deferred Compensation Plan for Key Employees (the "Energizer Plan") provides you the opportunity to defer all or a portion of your Incentive Plan Bonus and/or annual base salary. In general, deferring compensation has the advantage of postponing payment of income tax and allowing any earnings on the deferred amount to accumulate free of tax until distributed.

The information contained in this packet has been assembled for two reasons. First, we want to give you the opportunity to defer compensation for the rest of calendar year 2000 into Energizer's Plan. If you do not complete and return the enclosed forms you will not be able to continue Deferrals for calendar year 2000. Second, we want to let you know what will be happening to compensation you previously deferred into the Ralston Purina Deferred Compensation Plan (the "Ralston Plan") as a result of the spin-off of Energizer from Ralston Purina.


                                   ACTION NOW

This packet contains two forms for you to complete and return to Compensation Resource Group, the company that administers the Energizer Plan, so that they are RECEIVED ON OR BEFORE APRIL 21,2000.

-     "2000  Election  Form"
-     "Beneficiary  Designation  Form"

Each of these forms will be described in more detail below. Please return both forms -- whether or not you make a Deferral - to Compensation Resource Group
(CRG) either by fax or mail (in the enclosed pre-addressed envelope), so that they are RECEIVED NO LATER THAN APRIL 21, 2000.



        DEFERRAL OF COMPENSATION FOR THE REMAINDER OF CALENDAR YEAR 2000

2000  ELECTION  FORM  -  Your December, 1999 Deferral election under the Ralston
--------------------
Plan will be govern deferral of your First Half Fiscal Year 2000 Incentive Bonus and your base annual salary through March 31, 2000. This "2000 Election Form" controls any Deferral of your Second Half Fiscal Year 2000 Incentive Bonus and any Deferral of your base annual salary from May 1, 2000 through the end of calendar year 2000. If CRG does not receive your completed "2000 Election Form" by the April 21, 2000 deadline, you cannot defer any compensation for the remainder of calendar year 2000.


BENEFICIARY  DESIGNATION  FORM  - Your beneficiary designation under the Ralston
------------------------------
Plan will not be carried over to the Energizer Plan. This form will make that selection now. If you do not complete and return this form, you can select a Beneficiary at any time. However, in the event of your death prior to completing your "Beneficiary Designation Form", payments under the Energizer
Plan  will  be  made  to  your  estate.


GENERAL  INFORMATION  ABOUT  THE  ENERGIZER  PLAN
-------------------------------------------------

The  Energizer  Plan  carries  over  several  features  from  the  Ralston Plan:

     The ability to DEFER UP TO 75% OF YOUR ANNUAL BASE SALARY. INTERMEDIATE-TERM DEFERRAL OPTIONS that allow you to defer compensation for periods as short as three years to help meet shorter-term financial needs such as funding a child's college education or financing a future home purchase.
     Payment  distribution  options that provide 5 or 10 year ANNUAL INSTALLMENT
PAYMENTS if you have a balance in your account of at least $50,000 when you leave Energizer's employment.
     The opportunity to transfer existing account balances, except for Company matching contributions, to eleven possible options: NINE INVESTMENTS FUNDS which mirror the returns of the Vanguard mutual funds that are available under the Energizer Savings Investment Plan, a Prime Rate Fund, and the Energizer Common Stock Fund.
     Incentive Plan Bonus Deferrals into the Energizer Common Stock Fund will continue to receive A 25% COMPANY MATCH.
     Transaction flexibility including DAILY INVESTMENT REALLOCATIONS, interactive voice response system, Internet access to account balance information, and quarterly account statements.
     Plan  Administration  by  Compensation  Resource  Group  (CRG)

However, unlike the Ralston Plan, Company matching contributions under the Energizer Plan now will VEST after thirty-six (36) months, rather than upon attainment of age fifty (50). Retirement, death or Disability also will continue to accelerate vesting.

           YOUR MARCH 31, 2000 ACCOUNT BALANCE UNDER THE RALSTON PLAN

Your prior account balance in the Ralston Plan, including any Incentive Plan Bonus or Annual Salary Deferrals through March 31, 2000, will be fully vested and transferred to your account in the Energizer Plan. All Company matching contributions associated with these Deferrals also will be fully vested and transferred to your Energizer Plan account. Your Ralston Plan account balance when transferred to the Energizer Plan will mirror the funds in which your Ralston Plan account balance is currently invested, except that your account balance credited to the Ralston Common Stock fund will be converted to the Energizer Common Stock fund.

There will be a 6-week freeze on participant activity in order to allow CRG to establish each participant's account in the Energizer Plan. Since your account under the Ralston Plan will be fully vested in the Energizer Plan, once the administrative freeze lifts, you can choose to move any of these vested monies into other Measurement Funds by contacting CRG.

Any First Half Fiscal Year 2000 Incentive Bonus Plan payment which you deferred will be governed by the Deferral election you submitted in December, 1999. However, the portion of your First Half Fiscal Year 2000 Incentive Bonus which you allocated to the Ralston Common Stock Fund in December of 1999 will automatically be allocated to Energizer Common Stock Fund. Since these Deferrals, including any associated matching contribution by the Energizer, also will be vested as part of the spin-off, you may move these funds to other Measurement Funds, if you choose once the administrative freeze is lifted.

                                 IMPORTANT DATES

APRIL 1, 2000 begins the freeze on participant activity so that CRG can set up the Energizer Plan. During this time participants cannot move money in their Account between Measurement Funds.

APRIL 21, 2000 is the deadline for CRG to receive your "2000 Election Form" and your "Beneficiary Designation Form" either by fax or mail.

MAY 15, 2000 is when we currently estimate that the freeze will be lifted by CRG and participants may begin accessing their Accounts again and reallocating Account investments.

The attached Questions and Answers will give you more information about the Plan, and a plan document will be forwarded to you in the near future. Please review the enclosed information carefully; then, using the enclosed pre-addressed envelope, return both forms -- whether or not you make a Deferral
- TO COMPENSATION RESOURCE GROUP (CRG) EITHER BY FAX OR MAIL SO THAT THEY ARE RECEIVED NO LATER THAN APRIL 21, 2000.

If you have any questions concerning this information, please contact Compensation Resource Group at 1-800-405-0911 or Stacy Wegmann at 314-982-1979.


Geraldine  S.  Auger
Director,  Organizational  Development  and  Compensation
Energizer  Holdings,  Inc.
Telephone  314-982-1215

Enclosures

ENERGIZER  HOLDINGS,  INC.
Deferred  Compensation  Plan
2000  Election  Form
--------------------------------------------------------------------------------


--------------------------------------------------      ------------------------
Participant Name  (Last, First, Middle Initial)         Social  Security  Number

I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my compensation the amounts specified below:

DEFERRAL ELECTION          PLEASE COMPLETE THE DEFERRALELECTION BELOW.  YOU MUST
                           DEFER A TOTAL OF AT LEAST $1,000 TO PARTICIPATE IN
                           THE PLAN.
================================================================================
   BASE  SALARY            I elect to defer _______% of my calendar 2000 Base
                           Salary starting with the May payroll following my
                           enrollment (maximum deferral is 75%).
================================================================================
   INCENTIVE PLAN BONUS    I elect to defer _______%, OR all up to $_______, OR
                           defer all in excess of $_______  of  my  Second  Half
                           Fiscal  Year  2000  Incentive  Plan  Bonus.
================================================================================
   NON-PARTICIPATION       I elect not to defer calendar 2000 Base Salary or
                           Second  Half  Fiscal  Year  Incentive  Plan  Bonus.
================================================================================


CALENDAR 2000 BASE SALARY INVESTMENT ELECTION (PLEASE SELECT IN WHOLE
PERCENTAGE  INCREMENTS;  TOTAL  MUST  EQUAL  100%)
================================================================================
I elect to invest my calendar 2000 Base Salary deferrals in the following Measurement Funds:
================================================================================


CALENDAR  2000  BASE  SALARY INVESTMENT ELECTION  (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST
EQUAL  100%)
===========================================================================================================
I  elect  to  invest  my  calendar  2000  Base  Salary  deferrals  in  the  following  Measurement  Funds:

   Energizer Holdings, Inc. Common Stock            Vanguard International Growth Fund                ____%
   Prime Rate Fund                        ____%     Vanguard Life Strategy Income Fund                ____%
   Vanguard Wellington Fund               ____%     Vanguard Life Strategy Conservative Growth Fund   ____%
   Vanguard 500 Index                     ____%     Vanguard Life Strategy Moderate  Growth  Fund     ____%
   Vanguard Windsor II Fund               ____%     Vanguard  Life  Strategy  Growth  Fund            ____%
   Vanguard Small-Cap Index               ____%
===========================================================================================================



SECOND  HALF  FISCAL  YEAR  2000  INCENTIVE  PLAN  BONUS  INVESTMENT  ELECTION  (PLEASE  SELECT  IN  WHOLE
PERCENTAGE  INCREMENTS;  TOTAL  MUST  EQUAL  100%)
==========================================================================================================
I elect to  invest  my  Second  Half  Fiscal  Year  2000  Incentive  Plan Bonus deferrals in the following
Measurement  Funds:

   Energizer Holdings, Inc. Common Stock   ____%
   Prime Rate Fund                         ____%   Vanguard International Growth Fund                ____%
   Vanguard Wellington Fund                ____%   Vanguard Life Strategy Income Fund
   Vanguard 500 Index                      ____%   Vanguard Life Strategy Conservative Growth Fund   ____%
   Vanguard Windsor II Fund                ____%   Vanguard Life Strategy Moderate Growth Fund       ____%
   Vanguard Small-Cap Index                ____%   Vanguard Life Strategy  Growth Fund
==========================================================================================================
                                                                                                    (OVER)



ELECTION OF DATE AND FORM OF PAYMENT FOR 2000 DEFERRALS (PLEASE SELECT A DATE AND FORM OF PAYMENT)
================================================================================
    I elect to receive _______% of my calendar 2000 Base Salary Deferrals and/or my Second Half Fiscal Year 2000 Incentive Plan Bonus Deferrals and the associated earnings, on ___________________(cannot be sooner than January 1, 2004). I understand that if my employment terminates for any reason prior to the date I elected above, my benefit will be paid to me upon my termination of employment.

    I elect to receive my calendar 2000 Base Salary Deferrals and/or my Second Half Fiscal Year 2000 Incentive Plan Bonus Deferrals upon the termination of my employment  for  any  reason.
================================================================================
Upon termination of my employment for any reason, I elect to receive payment of my entire Account Balance in the following form (check one below):

________  Lump Sum   ________  5 Annual Payments   ________ 10  Annual  Payments

I understand that if my vested account balance is less than $50,000 my account will be paid to me in a lump sum.
================================================================================

ACCEPTED  AND  ACKNOWLEDGED:



Signature of Participant      Date        For Energizer Plans Administrative
                                          Committee     Date





MAIL  OR  FAX  ON  OR  BEFORE  APRIL  21,  2000  TO:
COMPENSATION  RESOURCE  GROUP
ATTN:  LAURA  POPE
633  WEST  FIFTH  STREET,  52ND  FLOOR
LOS  ANGELES,  CA  90071
FAX  (213)  438-6600